                                                                   EXHIBIT 10.52

                                                               EXECUTION VERSION



                               FIFTH AMENDMENT
                             TO CREDIT AGREEMENT
                                    AMONG
                          BEVERLY ENTERPRISES, INC.,
                       BEVERLY CALIFORNIA CORPORATION,
                   THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                          THE LENDERS LISTED HEREIN,
                                     AND
                         THE NIPPON CREDIT BANK, LTD.
                         LOS ANGELES AGENCY, AS AGENT

                        DATED AS OF DECEMBER 30, 1994


                 THIS FIFTH AMENDMENT dated as of December 30, 1994 (this "AMENDMENT"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY CALIFORNIA CORPORATION, a California corporation ("BORROWER"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "GUARANTORS"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as hereinafter defined) pursuant to subsection 10.8 thereof, are referred to herein individually as a "LENDER" and collectively as the "LENDERS"), and THE NIPPON CREDIT BANK, LTD., Los Angeles Agency ("NIPPON"), as agent for the Lenders (in such capacity, the "AGENT"). This Amendment amends the Credit Agreement dated as of March 2, 1993 by and among BEI, Borrower, Agent and Lenders, as amended by that certain First Amendment to Credit Agreement dated as of May 6, 1994, as further amended by that certain Second Amendment to Credit Agreement dated as of May 19, 1994, as further amended by that certain Third Amendment to Credit Agreement dated as of November 1, 1994, and as further amended by that certain Fourth Amendment to Credit Agreement dated as of November 9, 1994 (as so amended, the "CREDIT AGREEMENT"), as set forth herein.


                                    RECITALS

                 WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

                 WHEREAS, Lenders and Agent have agreed to approve such amendments;

                 WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Agent and Lenders agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENT TO CREDIT AGREEMENT. Subject to conditions set forth in paragraph 4 hereof, the Credit Agreement is hereby amended as follows:

                 (a) The definition of "Consolidated Capital Expenditures" set forth in Subsection 1.1 is amended by deleting such definition in its entirety and replacing it with the following:

                          'CONSOLIDATED CAPITAL EXPENDITURES' means, for any
                 period, the sum, without duplication, of (i) the total amount of additions to property and equipment of BEI and its Consolidated Subsidiaries during such period of the types classified as "Capital expenditures" on the consolidated statement of cash flows included in the 1993 Base Financials and (ii) all Investments made by BEI or any of its Subsidiaries during such period in Beverly Japan Corporation; provided that "Consolidated Capital Expenditures" shall exclude (A) the application of insurance or condemnation proceeds to rebuilding facilities and (B) the amount of any Debt incurred or assumed for the purpose of financing all or any part of the cost of constructing any asset to the extent that such amount does not exceed 75% of the cost of acquiring or constructing such asset.

                 (b) Subsection 1.1 is further amended by deleting the following definition:

                          "CAPITAL EXPENDITURES"

                 (c) Subsection 1.1 is further amended by deleting the definition of "Workout Transaction" which was added in the Second Amendment to Credit Agreement dated as of May 19, 1994 and retaining the definition of "Workout Transaction" which was added in the Fourth Amendment to Credit Agreement dated as of dated as of May 9, 1994.

                 (d) Subsection 5.23 is amended by deleting such subsection in its entirety and replacing it with the following:

                          "5.23   CONSOLIDATED CAPITAL EXPENDITURES

                          BEI and its Subsidiaries will not pay or incur
                 Consolidated Capital Expenditures in any fiscal year set forth below which exceed in aggregate amount for such year the amount set forth opposite such year below:

                 Fiscal year ending December 31, 1993 - $110,000,000; Fiscal year ending December 31, 1994 - $125,000,000; Fiscal year ending December 31, 1995 - $130,000,000; Fiscal year ending December 31, 1996 - $135,000,000; Fiscal year ending December 31, 1997 - $140,000,000; Fiscal year ending December 31, 1998 - $145,000,000; and
                 Each fiscal year thereafter         - $150,000,000;

                 Provided, however, that, if in any fiscal year the Consolidated Capital Expenditures are less than the amount permitted by this Subsection 5.23 (without giving effect to any additional amount permitted by this proviso), the aggregate amount of Consolidated Capital Expenditures permitted in the next succeeding fiscal year will be increased by an amount equal to such shortfall."

         3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to the Agent and the Lenders that:

                 (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

                 (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

                 (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

                 (d) The execution, delivery and performance of this Amendment, and the Credit Agreement as amended by this Amendment, by each Loan Party which is a party thereto are within the corporate power and authority of each such Loan Party and, as of the Fifth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment as of the Fifth Amendment Effective Date (as hereinafter defined), are duly executed and delivered by each of such Loan Parties which is a party thereto and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Fifth Amendment Effective Date (as hereinafter defined), the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                 (e) The execution and delivery by each applicable Loan Party of this Amendment and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, do not and will not
         (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party.

                 (f) The execution and delivery by each applicable Loan Party of this Amendment and the performance by each such Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         4. CONDITIONS TO EFFECTIVENESS. Section 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"):

                 (a) On or before the Fifth Amendment Effective Date, Borrower shall deliver to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date, duly executed and delivered by the parties thereto:

                          (i) Signature and incumbency certificates of each of BEI, Borrower and each Subsidiary Guarantor of its respective officers executing this Amendment certified by such party's respective secretary or assistant secretary; and

                          (ii)    Executed counterparts of this Amendment.

                 (b) On or before the Fifth Amendment Effective Date, each Lender shall have delivered to the Agent a counterpart of this Amendment originally executed by a duly authorized officer of such Lender or by telex or telephonic confirmation.

                 (c)      On or before the Fifth Amendment Effective Date:

                          (i) Borrower shall have caused payment to the Agent of an amendment fee of $5,000.00;

                          (ii) Borrower shall have caused payment to the Agent of all amounts regarding the costs and expenses reasonably incurred by Agent in connection with this Amendment; and

                          (iii) An amendment to the Morgan Credit Agreement, which amendment shall be satisfactory to Agent in all material respects, shall have become effective in all respects.

                 (d) Borrower shall have delivered to the Lenders (or to the Agent for the Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) a Certificate of the Secretary or Assistant Secretary of Borrower, dated the Fifth Amendment Effective Date, certifying that the Certificate of Incorporation and Bylaws of Borrower, in the form delivered to the Agent and the Lenders on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date.

                 (e) On or before the Fifth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agent, acting on behalf of the Lenders, and its counsel shall be satisfactory in form and substance to the Agent and such counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agent may reasonably request.

         5. ACKNOWLEDGMENT OF GUARANTORS. Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guarantied Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

                 Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                 Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

         6. EFFECTIVENESS; COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 2) shall become effective upon the execution of a counterpart hereof by all Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

         7. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

         8. EFFECT OF AMENDMENT. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

         9. APPLICABLE LAW. This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                  BEI:

                                  BEVERLY ENTERPRISES, INC.

                                  By: Schuyler Hollingsworth, Jr.
                                  Title: Sr. Vice President and Treasurer

                                  BORROWER:

                                  BEVERLY CALIFORNIA CORPORATION



                                  By: Schuyler Hollingsworth, Jr.
                                  Title: Sr. Vice President and Treasurer

                                  AGENT:

                                  THE NIPPON CREDIT BANK, LTD.,
                                  LOS ANGELES AGENCY,
                                  as Agent and as a Lender

                                  By: _________________________
                                  Title: ______________________

                                  LENDERS:

                                  THE NIPPON CREDIT BANK, LTD.,
                                  LOS ANGELES AGENCY,
                                  as Agent and as a Lender

                                  By: _________________________
                                  Title: ______________________


                                  THE TORONTO-DOMINION (TEXAS), INC.
                                  as a Lender

                                  By: _________________________
                                  Title: ______________________


                             [Signatures Continued]

                 THE SUBSIDIARY GUARANTORS:

                          American Transitional Care
                          Centers of Texas, Inc.

                          American Transitional Care
                          Dallas-Ft. Worth, Inc.

                          American Transitional Health Care, Inc.

                          American Transitional
                          Hospitals, Inc.

                          American Transitional
                          Hospitals of Indiana, Inc.

                          American Transitional
                          Hospitals of Oklahoma, Inc.

                          American Transitional
                          Hospitals of Tennessee, Inc.

                          ATH Del Oro, Inc.

                          ATH Heights, Inc.

                          ATH Tucson, Inc.

                          Beverly Enterprises -
                           Alabama, Inc.

                          Beverly Enterprises -
                           Arkansas, Inc.

                          Beverly Enterprises -
                           Florida, Inc.

                          Beverly, Enterprises -
                           Georgia, Inc.

                          Beverly Enterprises -
                           Japan Limited

                          Beverly Enterprises -
                           Maryland, Inc.

                          Beverly Enterprises -
                           Massachusetts, Inc.

                          Beverly Enterprises -
                           Minnesota, Inc.

                          Beverly Enterprises -
                           Mississippi, Inc.

                          Beverly Enterprises -
                           Missouri, Inc.

                          Beverly Enterprises -
                           Nebraska, Inc.

                          Beverly Enterprises -
                           North Carolina, Inc.

                          Beverly Enterprises -
                           Oregon

                          Beverly Enterprises -
                           Wisconsin, Inc.

                          Commercial Management,
                           Inc.

                          Hallmark Convalescent
                           Homes, Inc.

                          Hospital Facilities
                           Corporation

                          Moderncare of Lumberton,
                           Inc.

                          Nebraska City S-C-H, Inc.

                          South Dakota - Beverly
                           Enterprises, Inc.

                          Vantage Healthcare
                           Corporation

                          AGI-Camelot, Inc.

                          AGI-McDonald County
                           Health Care, Inc.

                          Beverly Enterprises -
                           Arizona, Inc.

                          Beverly Enterprises -
                           California, Inc.

                          Beverly Enterprises -
                           Colorado, Inc.

                          Beverly Enterprises -
                           Connecticut, Inc.

                          Beverly Enterprises -
                           Garden Terrace, Inc.

                          Beverly Enterprises -
                           Hawaii, Inc.

                          Beverly Enterprises -
                           Idaho, Inc.

                          Beverly Enterprises -
                           Illinois, Inc.

                          Beverly Enterprises -
                           Indiana, Inc.

                          Beverly Enterprises -
                           Kansas, Inc.

                          Beverly Enterprises -
                           Kentucky, Inc.

                          Beverly Enterprises -
                           Louisiana, Inc.

                          Beverly Enterprises -
                           Michigan, Inc.

                          Beverly Enterprises -
                           New Jersey, Inc.

                          Beverly Enterprises -
                           Ohio, Inc.

                          Beverly Enterprises -
                           Pennsylvania, Inc.

                          Beverly Enterprises -
                           South Carolina, Inc.

                          Beverly Enterprises -
                           Tennessee, Inc.

                          Beverly Enterprises -
                           Texas, Inc.

                          Beverly Enterprises -
                           Utah, Inc.

                          Beverly Enterprises -
                           Virginia, Inc.

                          Beverly Enterprises -
                           Washington, Inc.

                          Beverly Enterprises -
                           West Virginia, Inc.

                          Beverly Indemnity, Ltd.

                          Beverly Manor Inc. of
                           Hawaii

                          Beverly Savana Cay Manor,
                           Inc.

                          Columbia-Valley Nursing
                           Home, Inc.

                          Computran Systems, Inc.

                          Continental Care Centers
                           of Council Bluffs, Inc.

                          Forest City Building Ltd.

                          Home Medical Systems,
                           Inc.

                          Kenwood View Nursing
                           Home, Inc.

                          Liberty Nursing Homes,
                           Incorporated

                          Medical Arts Health
                           Facility of
                           Lawrenceville, Inc.

                          Nursing Home Operators,
                           Inc.

                          Petersen Health Care,
                           Inc.

                          Pharmacy Corporation of
                           America

                          Salem No. 1, Inc.

                          South Alabama Nursing
                           Home, Inc.

                                          Taylor County Health
                                          Facility, Incorporated


                                  By: Schuyler Hollingsworth, Jr.
                                  Title: Sr. Vice President and Treasurer